Divider slide 29 September, 2020 First Quarter Results Conference Call May 5, 2021

1 Safe Harbor Statement -1- Note to Our Investors This presentation contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “ believe,”“ anticipate,”“ expect,”“ estimate,”“ intend,”“ project,” “plan,” “will be, ”be, ”will likely continue, ”continue,” “will likely result” or words or phrases of similar meaning. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. The forward-looking statements in this presentation include statements about our strategic imperatives and priorities, and our focus thereon; our ability to capitalize on our geographic footprint to grow our national dealer and home center customer markets; our local entrepreneurial initiatives; our focus on reducing non-essential costs and our ability to, and the potential success of, investing in resources to support strategic sales growth; our market and business outlook, including the outlook for the residential housing construction markets, and trends in wood-based commodity prices; trends in deurbanization, housing inventory and prices; trends in residential repair and remodel activity; the influence of wood-based commodity price inflation on specialty product sales; our efforts to manage commodity price volatility and the potential success thereof; and the COVID-19 pandemic and our response thereto, including statements about the potential trajectory of the pandemic and its potential effects. Forward-looking statements in this presentation are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed in greater detail in our filings with the Securities and Exchange Commission. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Factors that may cause these differences include, among other things: pricing and product cost variability; volumes of product sold; changes in the prices, supply, and/or demand for products that we distribute; the cyclical nature of the industry in which we operate; housing market conditions; the COVID-19 pandemic and other contagious illness outbreaks and their potential effects on our industry; effective inventory management relative to our sales volume or the prices of the products we produce; information technology security risks and business interruption risks; increases in petroleum prices; consolidation among competitors, suppliers, and customers; disintermediation risk; loss of products or key suppliers and manufacturers; our dependence on international suppliers and manufacturers for certain products; business disruptions; exposure to product liability and other claims and legal proceedings related to our business and the products we distribute; natural disasters, catastrophes, fire, or other unexpected events; successful implementation of our strategy; wage increases or work stoppages by our union employees; costs imposed by federal, state, local, and other regulations; compliance costs associated with federal, state, and local environmental protection laws; our level of indebtedness and our ability to incur additional debt to fund future needs; the risk that our cash flows and capital resources may be insufficient to service our existing or future indebtedness; the covenants of the instruments governing our indebtedness limiting the discretion of our management in operating our business; the fact that we lease many of our distribution centers, and we would still be obligated under these leases even if we close a leased distribution center; changes in our product mix; shareholder activism; potential acquisitions and the integration and completion of such acquisitions; the possibility that the value of our deferred tax assets could become impaired; changes in our expected annual effective tax rate could be volatile; the costs and liabilities related to our participation in multi-employer pension plans could increase; the possibility that we could be the subject of securities class action litigation due to stock price volatility; and changes in, or interpretation of, accounting principles. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures. BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). We also believe that presentation of certain non-GAAP measures, such as Adjusted EBITDA, net debt, the ratio of our total net debt to Adjusted EBITDA, and free cash flow, may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. Explanations of these non-GAAP measures are included in the accompanying Appendix to this presentation, and any non-GAAP measures used herein are reconciled herein or in the financial tables in the Appendix to their most directly comparable GAAP measures. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Immaterial Rounding Differences. Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. This presentation and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together.

Executive Summary

First Quarter 2021 Performance

Market Conditions

- **Single-family residential housing remains strong.** Q1 single-family housing starts continue to be well below prior cyclical peak in 2005. Mortgage rates, low housing inventory, deurbanization, and improving employment conditions currently fuel housing start trends
- **Commodity wood prices at historic levels.** Framing Lumber increased 56% & Structural Panel prices increased 78% in Apr-21 compared to Dec-20, continuing to rise given ongoing strong residential demand and production constraints
- **Builders' Confidence Index remains elevated.** NAHB Builders' Confidence Index 65% above the 20-year average at 83 as of Apr-21; anticipate double digit percent growth in SFHS in 2021
- **Remodeling activity continues to improve.** LIRA Index and NAHB RMI both indicate continued R&R momentum with LIRA reaching record levels in Q1
- **Economic measures trending positively.** Employment conditions improving; national unemployment rate down in March to 6.2%, a 30-basis point improvement from December. The rate on a 30-year fixed rate mortgage continues to stay at historically low levels

Company Performance

- **Record first quarter results.** Record operating income, net income and Adjusted EBITDA, driven by higher commodity wood prices, specialty products margin expansion, and operational effectiveness
- **Significant leverage reduction while enhancing liquidity.** Reduced bank debt outstanding by $101 million year over year; Paid off Term Loan in full eliminating higher interest debt; Excess availability and cash increased to $238 million as of quarter end
- **Broad-based sales increase.** Specialty and Structural product net sales higher by 34% and 92%, respectively
- **Margin expansion across both product categories.** Total gross margin +350 bps to 17.6%; Record specialty products gross margin +290 bps to 19.3%; Structural products gross margin +540 bps to 15.5%
- **Disciplined cost controls.** Cost containment efforts from 2020 sustained through Q1' 21
- **Improved profitability.** Net income increased $63 million; earnings per diluted share of $6.28 vs. $(0.08) in prior year period; Adjusted EBITDA of $107 million, up $87 million

Note: All comparisons versus the prior-year period unless otherwise noted

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BlueLinx America's Building Products Distributor

3 - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 E 2 0 2 2 E 2 0 2 3 E 2 0 2 4 E 0 10 20 30 40 50 60 70 80 90 100 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 0 2 4 6 8 10 12 14 2 0 0 0 2 0 0 1 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 (1) Source: Historical data is U.S. Census Bureau; Forecast: John Burns Real Estate Consulting, LLC subject limitations and disclaimers – not for redistribution (2) Source: U.S. Census Bureau. The months' supply is the ratio of houses for sale to houses sold. This statistic provides an indication of the size of the for-sale inventory in relation to the number of houses currently being sold. The months' supply indicates how long the current for-sale inventory would last given the current sales rate if no additional new houses were built. (3) Source: NAHB. The NAHB Housing Market Index (HMI) is based on a monthly survey of NAHB members designed to take the pulse of the single-family housing market. The survey asks respondents to rate market conditions for the sale of new homes at the present time and in the next six months as well as the traffic of prospective buyers of new homes. Single-Family Housing Demand Our business is correlated to single-family housing starts (SFHS) -3- Total U.S. Single Family Housing Starts Housing starts in thousands(1) Total U.S. Monthly Single-Family Residential Home Supply Months of inventory(2) NAHB “Builders’ Confidence” Market Index Composite index(3) Builders’ confidence reached a 35-year high in Nov-20 and remains elevated 50-year average 2021 SFHS annual estimate ~33% below the prior cyclical peak achieved in 2005 Single-family residential home supply is 38% below the 20-year average 20-year average 20-year average • 2021 SFHS forecasted at 1.2 million units, 12% above 50-year average; expected growth over next 3 years(1) • Months of supply for new and existing home inventory 38% below the 20-year average, builder confidence remains near the Nov-20 all-time high • Average U.S. home prices currently 6% higher than a year ago; anticipate double-digit % growth for full year 2021(1) • Low mortgage rates continue to support market growth 30 Year Fixed Mortgage Rate 16.6% 3.2% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 1 9 8 0 1 9 8 2 1 9 8 4 1 9 8 6 1 9 8 8 1 9 9 0 1 9 9 2 1 9 9 4 1 9 9 6 1 9 9 8 2 0 0 0 2 0 0 2 2 0 0 4 2 0 0 6 2 0 0 8 2 0 1 0 2 0 1 2 2 0 1 4 2 0 1 6 2 0 1 8 2 0 2 0 2 0 2 1 P 2 0 2 3 P 40-year average

4 $0 $50 $100 $150 $200 $250 $300 $350 $400 1 Q 0 0 4 Q 0 0 3 Q 0 1 2 Q 0 2 1 Q 0 3 4 Q 0 3 3 Q 0 4 2 Q 0 5 1 Q 0 6 4 Q 0 6 3 Q 0 7 2 Q 0 8 1 Q 0 9 4 Q 0 9 3 Q 1 0 2 Q 1 1 1 Q 1 2 4 Q 1 2 3 Q 1 3 2 Q 1 4 1 Q 1 5 4 Q 1 5 3 Q 1 6 2 Q 1 7 1 Q 1 8 4 Q 1 8 3 Q 1 9 2 Q 2 0 1 Q 2 1 ( P ) 4 Q 2 1 ( P ) $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 2 0 0 2 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 6 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 0 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 4 2 0 1 5 2 0 1 6 2 0 1 7 2 0 1 8 2 0 1 9 2 0 2 0 2 0 2 1 (1) Source: HIRL Research; updated annually (2) Source: Historical data is from the U.S. Census Bureau; The Value of Construction Put in Place Survey (VIP) provides monthly estimates of the total dollar value of construction work done in the U.S. The survey covers construction work done each month on new structures or improvements to existing structures for private and public sectors. (3) Source: Joint Center for Housing Studies at Harvard University. The Leading Indicator of Remodeling Activity (LIRA) provides a short-term outlook of national home improvement and repair spending to owner-occupied homes. The indicator, measured as an annual rate-of-change of its components, is designed to project the annual rate of change in spending for the current quarter and subsequent four quarters, and is intended to help identify future turning points in the business cycle of the home improvement and repair industry. Residential Repair & Remodel Activity Remains Healthy U.S. Installed base of more than 125 million homes expected by the end of 2021 -4- U.S. Private Residential Construction Put-In-Place (CPP) Dollars in millions(2) LIRA Remodeling Activity Index TTM Moving Total - Dollars in Billions(3) Total Installed Base of U.S. Homes, Including Renter and Owner-Occupied Homes Homes in millions(1) • U.S. Homes installed base forecasted to continue it’s rise supporting both residential construction and repair and remodel end markets • CPP and remodeling data indicate continued elevating R&R activity, with the LIRA index at record levels • Monitoring commodity price inflation impact on future R&R activity • Existing home sales remain elevated generating an optimistic outlook on R&R spend 116 117 117 118 118 119 120 121 122 123 124 125 126 127 128 129

5 - 200 400 600 800 1,000 1,200 1,400 Ja n -1 5 M a r- 1 5 M a y -1 5 Ju l- 1 5 S e p -1 5 N o v -1 5 Ja n -1 6 M a r- 1 6 M a y -1 6 Ju l- 1 6 S e p -1 6 N o v -1 6 Ja n -1 7 M a r- 1 7 M a y -1 7 Ju l- 1 7 S e p -1 7 N o v -1 7 Ja n -1 8 M a r- 1 8 M a y -1 8 Ju l- 1 8 S e p -1 8 N o v -1 8 Ja n -1 9 M a r- 1 9 M a y -1 9 Ju l- 1 9 S e p -1 9 N o v -1 9 Ja n -2 0 M a r- 2 0 M a y -2 0 Ju l- 2 0 S e p -2 0 N o v -2 0 Ja n -2 1 M a r- 2 1 Index Price TTM Avg. Index Price - 200 400 600 800 1,000 1,200 1,400 Ja n -1 5 M a r- 1 5 M a y -1 5 Ju l- 1 5 S e p -1 5 N o v -1 5 Ja n -1 6 M a r- 1 6 M a y -1 6 Ju l- 1 6 S e p -1 6 N o v -1 6 Ja n -1 7 M a r- 1 7 M a y -1 7 Ju l- 1 7 S e p -1 7 N o v -1 7 Ja n -1 8 M a r- 1 8 M a y -1 8 Ju l- 1 8 S e p -1 8 N o v -1 8 Ja n -1 9 M a r- 1 9 M a y -1 9 Ju l- 1 9 S e p -1 9 N o v -1 9 Ja n -2 0 M a r- 2 0 M a y -2 0 Ju l- 2 0 S e p -2 0 N o v -2 0 Ja n -2 1 M a r- 2 1 Index Price TTM Avg. Index Price (1) Source: Random Lengths, company analysis; Apr-21 data thru 4/30/21 (2) Source: Random Lengths; company analysis; Apr-21 data thru 4/30/21 Commodity Price Environment a Key Growth Driver Strong residential demand and supply constraints driving lumber and panel prices to all-time highs -5- Framing Lumber Composite Index As of April 2021(1) Structural Panel Composite Index As of April 2021(2) Apr-21 structural panel prices were 223% above the 5-year average and 69% above the TTM rolling average • Supply-demand imbalances continue to impact wood-based commodity pricing; prices reached all-time high in Apr-21 with both Framing Lumber and Structural Panels 192% and 223% higher than 5-year average, respectively • Supply remains constrained leading to historically high pricing levels • Demand in single-family construction, together with a robust R&R market, provides optimism for overall demand for the rest of 2021 Apr-21 framing lumber prices were 192% above the 5-year average and 49% above the TTM rolling average

6 Key Areas of Management Focus Continuing to execute on strategic imperatives -6- • National account growth, utilizing extensive product assortment and excellent supply chain capabilities • Product category emphasis; drive growth with strategic supplier partners and marquee brands • Local market strategic share gains • Service expansion across broad, national platform • Focus on specialized, higher- value products and services • Disciplined pricing strategy and effective price management • Emphasis on reducing wood- based commodity price deflation risk, including centralized purchasing and consignment • Realize economies of scale associated with large national network • Local sales execution strategies along with disciplined product purchasing • Focus on ensuring efficient cost of delivery • Increasing investment in facility optimization and technology • Working capital management initiatives • Generate cash flow to support sustained, profitable sales growth • Maintain adequate liquidity to support business initiatives • Continue to reduce net leverage • Provide financial optionality for inorganic opportunities Organic Sales Growth 1 Margin Expansion 2 Organizational Efficiencies 3 Disciplined Capital Allocation 4

7 $20 $107 $75 $257 1Q20 1Q21 1Q20 TTM 1Q21 TTM $93 $180 $364 $565 1Q20 1Q21 1Q20 TTM 1Q21 TTM $662 $1,025 $2,661 $3,461 1Q20 1Q21 1Q20 TTM 1Q21 TTM 1Q21 & TTM Performance Indicators Significant year-over-year growth in Net Sales, Gross Profit, Net Income and Adjusted EBITDA -7- Total Net Sales Dollars in millions Total Gross Profit Dollars in millions Total Adjusted EBITDA Dollars in millions Total Net Income Dollars in millions, except for per share +55% +30% +94% +55% +435% +243% Note: All comparisons versus the prior-year period unless otherwise noted $(1) Million $(0.08)/Share $62 Million $6.28/Share $(12) Million $(1.25)/Share $144 Million $14.56/Share 1Q20 1Q21 1Q20 TTM 1Q21 TTM

8 1.3% 9.7% 1.5% 6.7% 1Q20 1Q21 1Q20 TTM 1Q21 TTM 3.0% 10.4% 2.8% 7.4% 1Q20 1Q21 1Q20 TTM 1Q21 TTM 11.3% 7.4% 11.1% 9.1% 1Q20 1Q21 1Q20 TTM 1Q21 TTM 14.1% 17.6% 13.7% 16.3% 1Q20 1Q21 1Q20 TTM 1Q21 TTM -8- 1Q21 & TTM Performance Indicators Margin expansion through capitalizing on strong market dynamics Gross Margin Gross Profit / Net Sales Adjusted EBITDA Margin Adjusted EBITDA / Net Sales Operating Margin Operating Income / Net Sales SG&A Percentage of Net Sales SG&A / Net Sales +350 bps +260 bps -390 bps -200 bps +840 bps +520 bps +740 bps +460 bps Note: All comparisons versus the prior-year period unless otherwise noted

Specialty Products and Structural Products Performance

Record net sales growth and margin expansion across both specialty and structural products in Q1 2021

Specialty Products Sales and Gross Margin
Dollars in Millions

TTM Q1 2020	TTM Q1 2021
Sales: $1.8 billion	**Sales: $2.0 billion**
Gross Margin: 16.2%	**Gross Margin: 17.9%**



GM Rate
$482
$453
$398
$421
$449
$496
$499
$563
15.9%
16.2%
16.1%
16.4%
17.3%
17.4%
17.4%
19.3%
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

- **Specialty products net sales of $563 million, 55% of total 1Q21 net sales**
- **Specialty products gross margin 19.3% in 1Q21, increased 290 basis points**
- **Improvement in specialty net sales almost exclusively driven by inflation impact; gross margin benefited through disciplined pricing strategy**

Note: All comparisons versus the prior-year period unless otherwise noted

Structural Products Sales and Gross Margin
Dollars in Millions

TTM Q1 2020	TTM Q1 2021
Sales: $0.9 billion	**Sales: $1.5 billion**
Gross Margin: 8.9%	**Gross Margin: 14.2%**



GM Rate
$224
$226
$215
$241
$250
$375
$367
$462
7.7%
9.0%
8.7%
10.1%
9.3%
19.6%
10.2%
15.5%
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

- **Structural products net sales of $462 million, 45% of total 1Q21 net sales**
- **Structural products gross margin 15.5% in 1Q21, increased 540 basis points**
- **Wood-based commodity inflation approximates the full amount of the year over year net sales increase**

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BlueLinx
America's Building Products Distributor

10 Effective Operating Working Capital Management Improvement in operating working capital metrics year over year and sequentially -10- Days Sales of Inventory (DSI) Number of Days (1) Operating working capital includes accounts receivable, inventory, accounts payable and cash (2) Cash Cycle Days = Days Sales Outstanding plus Days Sales of Inventory less Days Payable Outstanding • 45% return on working capital for Q1 2021 TTM, up significantly; 16% in the prior year period • $99 million increase in total operating working capital; inflation increased operating working capital ~$115 million year over year • Operating working capital increase primarily from receivables due to higher net sales; receivables currency rate of 94% • DSI improved by 19 days or nearly 33% for first quarter 2021, through continuation of purchasing controls • Cash cycle days improved by 15 days over prior year • Anticipate meaningful working capital to cash conversion later in 2021 Note: All comparisons versus the prior-year period unless otherwise noted Disciplined Operating Working Capital Management Dollars in millions(1) Cash Cycle Days Number of Days(2) 60 55 56 61 58 53 40 43 39 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 $471 $458 $440 $418 $477 $431 $446 $471 $576 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $80 $180 $280 $380 $480 $580 $680 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 Total Operating Working Capital Return on Working Capital 66 62 62 66 65 62 48 54 50 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21

Significant Reduction In Bank Debt Outstanding

Reduced bank debt outstanding by $101 million year over year, supported by strong free cash flow generation

- **Term Loan paid off in full in 1Q21**
- **Excess availability and cash on hand increased $141 million to $238 million**
- **Total net leverage of 2.5x, down from 9.7x in Q1 2020**
- **Total net interest expense, decreased by ~$4 million for Q1 2021; excludes write off of term loan debt issuance costs of $5.8M**
- **TTM 1Q21 FCF increased by more than $98 million vs. TTM 1Q20, supporting deleveraging cycle**
- **Inflation significantly impacting operating working capital compressing TTM 1Q21 FCF**

Excess Availability and Net Leverage Ratio (includes finance leases)

Dollars in millions(1); Net Debt / TTM Adjusted EBITDA



Excess Availability
Net Leverage Ratio
9.2x
9.7x
2.5x
$114
$97
$238
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

TTM Free Cash Flow Generation

Dollars in millions(2)



-$15
-$16
$51
$98
$51
$86
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Bank Debt Reduction

Dollars in millions



ABL Debt Outstanding
Term Loan Debt Outstanding
$473
$147
$326
$459
$77
$382
$391
$69
$322
$321
$58
$263
$331
$43
$288
$359
$359
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21

Estimated Annual Cash Commitments, excluding Taxes

Dollars in millions(3)

Finance Lease Interest	$24
ABL Interest	$8
Capital Expenditures	$6
Pension	$1
Annual Cash Commitments before Taxes	**~$39**

(1) Includes excess availability and cash on hand under our revolving credit facility due October 2022
(2) Free cash flow in a non-GAAP metric defined as total operating cash flow less total capital expenditures
(3) Provided solely to illustrate potential future annual uses of cash; excludes principal payments under Term Loan, ABL and Finance Leases
Note: All comparisons versus the prior-year period unless otherwise noted

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BlueLinx America's Building Products Distributor

Divider slide 29 September, 2020Appendix

13 Non-GAAP Measures -13- BlueLinx reports its financial results in accordance with GAAP, but we also believe that presentation of certain non-GAAP measures may be useful to investors and may provide a more complete understanding of the factors and trends affecting the business than using reported GAAP results alone. We caution that non-GAAP measures should be considered in addition to, but not as a substitute for, our reported GAAP results. Adjusted EBITDA. We define Adjusted EBITDA as and amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted for certain non-cash items and other special items, including compensation expense from share based compensation, one-time charges associated with the legal, consulting, and professional fees related to the Cedar Creek acquisition, and gains on sales of properties including amortization of deferred gains. We present Adjusted EBITDA because it is the primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Free Cash Flow. We define free cash flow as net cash provided by operating activities less total capital expenditures. Free cash flow is a measure used by management to assess our financial performance, and we believe it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures that can be used for, among other things, investment in our business, strengthening our balance sheet, and repayment of our debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure. Free cash flow is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of financial condition from those determined under GAAP. Free cash flow, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. Net Debt and Overall Net Leverage Ratio. We determine our net debt based on our total short- and long-term debt, including our outstanding balances under our term loan and revolving credit facility and the total amount of our obligations under our financing leases, less cash and cash equivalents. We believe that net debt is useful to investors because our management reviews our net debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage, and creditors and credit analysts monitor our net debt as part of their assessments of our business. We determine our overall net leverage ratio by dividing our net debt by trailing twelve-month Adjusted EBITDA. We believe that this ratio is useful to investors because it is an indicator of our ability to meet our future financial obligations. In addition, the ratio is a measure that is frequently used by investors and creditors. Our net debt and overall net leverage ratio are not presentations made in accordance with GAAP, and are not intended to present a superior measure of our financial condition from measures and ratios determined under GAAP. In addition, our net debt and overall net leverage ratio, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation.

14 Q1 2020 to Q1 2021 SG&A Expense Bridge Dollars in Millions -14- Supplementary Information -$2.6$74.6 $75.6$3.6

15 Non-GAAP Reconciliation -15-

16 Non-GAAP Reconciliation -16-

17 Non-GAAP Reconciliation -17-